                                                                     Exhibit 1.2


                                6,000,000 Shares

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                                  Common Stock

                      INTERNATIONAL UNDERWRITING AGREEMENT
                      ------------------------------------

                                                                  _____ __, 1996

Lehman Brothers International (Europe)
Donaldson, Lufkin & Jenrette Securities Corporation
As Lead Managers of the several
 International Managers named in Schedule 1,
c/o Lehman Brothers International (Europe)
One Broadgate
London EC2M 7HA
England

Ladies & Gentlemen:

          Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), proposes to sell 1,200,000 shares (the "Firm Stock") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). In addition, the Company proposes to grant to the International Managers named in
Schedule 1 hereto (the "International Managers") an option to purchase up to an additional 180,000 shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company by the International Managers.

          It is understood by all parties that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Company of an aggregate of 5,520,000 shares of Common Stock (including the over-allotment option thereunder) (the "U.S. Stock") through arrangements with certain underwriters in the United
States and Canada (the "U.S. Underwriters"), for whom Lehman Brothers Inc. and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives (the "Representatives"). The U.S. Underwriters and the International Managers
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simultaneously are entering into an agreement between the U.S. and international underwriting syndicates (the "Agreement Between U.S. Underwriters and International Managers") which provides for, among other things, the transfer of shares of Common Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the Stock and the other relating to the U.S. Stock. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto referred to below. Except as used in Sections 2, 3, 4, 10 and 11 herein, and except as the context may otherwise require, references herein to the Stock shall include all the shares of which may be sold pursuant to either this Agreement or the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

          (a) A registration statement on Form S-1 (File No. 333-10875), and amendments thereto, with respect to the Stock have (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendments thereto have been delivered by the Company to you as the lead managers (the "Lead Managers") of the International Managers. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendments thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with
     Section 5(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations and includes any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.
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                                       3

          (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information concerning the International Managers furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein.

          (c)   The Company and each of its subsidiaries (as defined in Section
     15) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses as currently conducted requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company (other than Primus Telecommunications, Inc. and Axicorp Pty., Ltd. (collectively, the "Significant Subsidiaries")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

          (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) The unissued shares of the Stock to be issued and sold by the Company to the International Managers hereunder and to the U.S. Underwriters under the U.S. Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the U.S. Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.
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                                       4

          (f) Each of this Agreement and the International Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (g) The execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the United States Securities Exchange Act of 1934 (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Stock by the International Managers and the U.S. Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the U.S. Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby and thereby.

          (h) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

          (i) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (j) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business (x) from fire, explosion, flood or other calamity,
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                                       5

     whether or not covered by insurance, or (y) from any labor dispute or court or governmental action, order or decree, in either case otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

          (k) The historical financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except that the unaudited historical financial statements are subject to normal year-end adjustments. The unaudited pro forma financial information set forth in the Prospectus presents fairly, on the basis stated in the Prospectus, the information set forth therein, has been prepared in accordance with the Rules and Regulations and the guidelines of the Commission with respect to pro forma financial statements, has been properly compiled on the pro forma bases set forth therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (l) Deloitte & Touche LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 7(k) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations; and Price Waterhouse LLP, whose report appears in the Prospectus and who have delivered the initial letter referred to in
     Section 7(l) hereof, were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

          (m) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do
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                                       6

     not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          (n) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries with properties of a similar value.

          (o) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses ("Intellectual Property") necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any Intellectual Property of others.

          (p) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (q) There are no contracts or other documents which are required by the Securities Act or by the Rules and Regulations to be described in the Prospectus or filed as exhibits to the Registration Statement which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

          (r) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

          (s) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.
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                                       7

          (t) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (u) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

          (v) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

          (w)   The Company (i) makes and keeps accurate books and records and
     (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (x) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any
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                                       8

     material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, where any such violation or failure, in the case of this subclause (iii), might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole.

          (y) Neither the Company nor any of its subsidiaries, nor any director, officer, employee or, to the knowledge of the Company any agent or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (z) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the
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                                       9

     consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

          (aa) Neither the Company nor any subsidiary is an "investment company" nor "a company controlled by an investment company" within the meaning of such terms under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (ab) The Company and its subsidiaries posses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          (ac) The Company has not taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

          (ad) The Company has complied and will comply with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

          2. Purchase of the Stock by the International Managers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 1,200,000 shares of the Firm Stock to the several International Managers and each of the International Managers, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that International Manager's name in
Schedule 1 hereto. The respective purchase obligations of the International Managers with respect to the Firm Stock shall be rounded among the International Managers to avoid fractional shares, as the Lead Managers may determine.

          In addition, the Company grants to the International Managers an option to purchase up to 180,000 shares of Option Stock. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in
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                                      10

Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the International Managers in proportion to the number of shares of Firm Stock set opposite the name of such International Managers in Schedule 1 hereto. The respective purchase obligations of each International Manager with respect to the Option Stock shall be adjusted by the Lead Managers so that no International Manager shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $_____ per share.

          The Company shall not be obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as such terms are hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein and in the U.S. Underwriting Agreement.

          3. Offering of Stock by the International Managers. Upon authorization by the Lead Managers of the release of the Firm Stock, the several International Managers propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

          It is understood that _______ shares of the Firm Stock will initially be reserved by the several International Managers for offer and sale upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. to employees and persons having business relationships with the Company and its subsidiaries who have heretofore delivered to the Lead Managers offers or indications of interest to purchase shares of Firm Stock in form satisfactory to the Lead Managers, and that any allocation of such Firm Stock among such persons will be made in accordance with timely directions received by the Lead Managers from the Company; provided that under no circumstances will the Lead Managers or any International Manager be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to employees and persons having business relationships with the Company and its subsidiaries. It is further understood that any shares of such Firm Stock which are not purchased by such persons will be offered by the International Managers to the public upon the terms and conditions set forth in the Prospectus.

          Each International Manager agrees that, except to the extent permitted by the Agreement Between U.S. Underwriters and International Managers, it will not offer or sell any of the Stock in the United States or Canada.

          4. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) or at such other date or place as shall be determined by
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                                      11

agreement between the Lead Managers and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Lead Managers for the account of each International Manager against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Manager hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Lead Managers shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company shall make the certificates representing the Firm Stock available for inspection by the Lead Managers in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          At any time, or from time to time, on or before the thirtieth day after the date of this Agreement, the option granted in Section 2 may be exercised by written notice being given to the Company by the Lead Managers. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Lead Managers, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date").

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Lead Managers and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Lead Managers for the account of each International Manager against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Manager hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Lead Managers shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the
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                                      12

Option Stock available for inspection by the Lead Managers in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

          5.   Further Agreements of the Company.  The Company agrees:

          (a) To prepare the Prospectus in a form approved by the Lead Managers and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Lead Managers, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Lead Managers with copies thereof; to advise the Lead Managers, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Lead Managers and to counsel for the International Managers a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Lead Managers such number of the following documents as the Lead Managers shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and
     (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required by law at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Lead Managers and, upon their request, to prepare and furnish without charge to each International Manager and to any dealer in securities as many copies as the Lead Managers may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Lead Managers, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Lead Managers and counsel for the International Managers and obtain the consent of the Lead Managers to the filing;

          (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Lead Managers an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule
     158);

          (g) For the period ending on the earlier of (i) five years following the Effective Date or (ii) such date as the Company is no longer required to file reports under the Exchange Act, to furnish to the Lead Managers copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time to take such action as the Lead Managers may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Lead Managers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in no event shall the Company be required to qualify as a foreign corporation or otherwise subject itself to taxation in any jurisdiction in which it is not otherwise qualified or so subject;

          (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), without the prior written consent of Lehman Brothers Inc.; and to cause each officer and director of the Company to furnish to the Lead Managers, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the International Managers, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc.;

          (j) Prior to the Effective Date, to apply for the inclusion of the Stock on the Nasdaq National Market System and to use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date;

          (k) Prior to filing with the Commission any reports on Form SR pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the International Managers and receive and consider its comments thereon, and to deliver promptly to the Representatives a signed copy of each report on Form SR filed by it with the Commission; and

          (l) To apply the net proceeds from the sale of the Stock being sold by the Company substantially as set forth in the Prospectus.

         6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, the Agreement between U.S. Underwriters and International Managers, any Supplemental Agreement among U.S. Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the fees and expenses (including reasonable legal fees) incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other fees; (g) the fees and expenses (including reasonable legal fees) of qualifying the Stock under the securities laws of the several jurisdictions as provided in
Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the International Managers);
(h) the reasonable legal fees of counsel for the International Managers in connection with the application for the inclusion of the Stock on Nasdaq National Market System; (i) all costs and expenses of the International Managers, including the fees and disbursements of counsel for the International Managers, incident to the offer and sale of shares of the Stock by the International Managers to employees and persons having business relationships with the Company and its subsidiaries, as described in Section 3; and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the International Managers shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the International Managers.

          7. Conditions of International Managers' Obligations. The respective obligations of the International Managers hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No International Manager or U.S. Underwriter have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Shearman & Sterling, counsel for the International Managers, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the U.S. Underwriting Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the International Managers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Pepper, Hamilton & Scheetz shall have furnished to the Lead Managers its written opinion, as counsel to the Company, addressed to the International Managers and the U.S. Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit A.

          (e) Swidler & Berlin, Chartered shall have furnished to the Lead Managers its written opinion, as special United States telecommunications counsel for the Company, addressed to the International Managers and the U.S. Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit B.

          (f) Rakisons Solicitors shall have furnished to the Lead Managers its written opinion, as British regulatory counsel for the Company, addressed to the International Managers and the U.S. Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit C.

          (g) Rawling & Company Solicitors shall have furnished to the Lead Managers its written opinion, as Australian regulatory counsel for the Company, addressed to the International Managers and the U.S. Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit D.

          (h) Gallastegui Y Lozano, S.C. shall have furnished to the Lead Managers its written opinion, as Mexican regulatory counsel for the Company, addressed to the International Managers and the U.S. Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit E.

          (i) Blake Dawson Waldron shall have furnished to the Lead Managers its written opinion, as Australian counsel for the Company, addressed to the International Managers and the U.S. Underwriters and dated such Delivery Date, in the form attached hereto as Exhibit F.

          (j) The Lead Managers shall have received from Shearman & Sterling, counsel for the International Managers, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the

     Prospectus and other related matters as the Lead Managers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (k) At the time of execution of this Agreement, the Lead Managers shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to the Lead Managers, addressed to the International Managers and the U.S. Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (l) At the time of execution of this Agreement, the Lead Managers shall have received from Price Waterhouse LLP a letter, in form and substance satisfactory to the Lead Managers, addressed to the International Managers and the U.S. Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (m) With respect to the letter of Deloitte & Touche LLP referred to in paragraph (k) of this Section 7 and delivered to the Lead Managers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Lead Managers a letter (the "bring-down letter") of such accountants, addressed to the International Managers and the U.S. Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (n) With respect to the letter of Price Waterhouse LLP referred to in paragraph (l) of this Section 7 and delivered to the Lead Managers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Lead Managers a letter (the "bring-down letter") of such accountants, addressed to the International Managers and the U.S. Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (o) The Company shall have furnished to the Lead Managers a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

               (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(p) have been fulfilled; and

               (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

          (p) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business (x) from fire, explosion, flood or other calamity, whether or not covered by insurance, or (y) from any labor dispute or court or governmental action, order or decree, in either case otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Lead Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several International Managers, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (r) The National Market System shall have approved the Stock for inclusion, subject only to official notice of issuance and evidence of satisfactory distribution.

          (s) The closing under the U.S. Underwriting Agreement shall have occurred concurrently with the Closing hereunder on the First Delivery Date.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the International Managers.

          8. Indemnification and Contribution. (a) The Company and Primus Telecommunications, Inc., a Delaware corporation, and Axicorp Pty., Ltd., a company organized under the laws of Australia (collectively, the "Principal Subsidiaries"), jointly and severally, shall indemnify and hold harmless each International Manager, its officers and employees and each person, if any, who controls any International Manager within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that International Manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any International Manager in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Principal Subsidiaries shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such International Manager through its gross negligence or willful misconduct), and shall reimburse each International Manager and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that International Manager, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Principal Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such International Manager furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company or the Principal Subsidiaries may otherwise have to any

International Manager or to any officer, employee or controlling person of that International Manager.

          (b) Each International Manager, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such International Manager furnished to the Company through the Lead Managers by or on behalf of that International Manager specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any International Manager may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c)   Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and provided further that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Lead Managers shall have the right to employ counsel to represent jointly the Lead Managers and those other International Managers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the International Managers against the Company or the Principal Subsidiaries under this Section 8 if, in the reasonable judgment of the Lead Managers, it is advisable for the Lead Managers and those International Managers, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Principal Subsidiaries. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Principal Subsidiaries on the one hand and the International Managers on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Principal Subsidiaries on the one hand and the International Managers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Principal Subsidiaries, on the one hand, and the International Managers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the International Managers with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Principal Subsidiaries or the International Managers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Principal Subsidiaries and information supplied by the Company shall also be deemed to have been supplied by the Principal Subsidiaries. The Company and the Principal Subsidiaries and the International Managers agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such International Manager has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Managers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The International Managers severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the International Managers set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such International Managers furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          9. Defaulting International Managers. If, on either Delivery Date, any International Manager defaults in the performance of its obligations under this Agreement, the remaining non-defaulting International Managers shall be obligated to purchase the Stock which the defaulting International Manager agreed but failed to purchase on such Delivery

Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting International Manager in
Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting International Managers in
Schedule 1 hereto; provided, however, that the remaining non-defaulting International Managers shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting International Manager or International Managers agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting International Manager shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting International Managers, or those other underwriters satisfactory to the Lead Managers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining International Managers or other underwriters satisfactory to the Lead Managers do not elect to purchase the shares which the defaulting International Manager or International Managers agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the International Managers to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting International Manager or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and
11. As used in this Agreement, the term "International Manager" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Firm Stock which a defaulting International Manager agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting International Manager of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing International Manager, either the Lead Managers or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the International Managers may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          10. Termination. The obligations of the International Managers hereunder may be terminated by the Lead Managers by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Section 7(p) or 7(q), shall have occurred or if the International Managers shall decline to purchase the Stock for any reason permitted under this Agreement.

          11. Reimbursement of International Managers' Expenses. If the Company shall fail to tender the Firm Stock for delivery to the International Managers at the First

Delivery Date by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the International Managers' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the International Managers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the International Managers in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Lead Managers. If the International Managers shall have properly exercised their option under
Section 4 hereof to purchase the Option Stock, and if the Company shall fail to tender the Option Stock for delivery to the International Managers at the Second Delivery Date by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the International Managers' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the International Managers for 15% of the reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the International Managers in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Lead Managers. If this Agreement is terminated pursuant to
Section 9 by reason of the default of one or more International Managers, the Company shall not be obligated to reimburse any defaulting International Manager on account of those expenses.

          12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the International Managers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers International (Europe), One Broadgate, London EC2M 7HA, England, Attention: Syndicate Department (Fax: 44-171-260-2635), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers International (Europe), One Broadgate, London EC2M 7HA, England; and

          (b) if to the Company or to the Principal Subsidiaries, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: K. Paul Singh, Chairman and Chief Executive Officer (Fax: (703) 848-4641);

provided, however, that any notice to an International Manager pursuant to
Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such International Manager at its address set forth in its acceptance telex to the Lead Managers, which address will be supplied to any other party hereto by the Lead Managers upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the International Managers by Lehman Brothers Inc. on behalf of the Lead Managers.

          13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the International Managers, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any International Manager within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the International Managers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Principal Subsidiaries and the International Managers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          16. Governing Law. This Agreement shall be governed by the laws of the State of New York.

          17. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Axicorp Pty., Ltd. hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

          18. Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

          19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement between the Company, the Principal Subsidiaries and the International Managers, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              Primus Telecommunications Group,
                              Incorporated

                              By
                                 ------------------------------------
                                 Title
                                       ------------------------

                              Primus Telecommunications, Incorporated

                              By
                                 ------------------------------------
                                 Title
                                       ------------------------

                              Axicorp Pty., Ltd.

                              By
                                 ------------------------------------
                                 Title
                                       ------------------------



Accepted:

Lehman Brothers International (Europe)
Donaldson, Lufkin & Jenrette
 Securities Corporation


For themselves and as Lead Managers
of the several International Managers named in Schedule 1 hereto

     By Lehman Brothers International (Europe)

     By
         ---------------------------------
          Authorized Representative

                                   SCHEDULE 1


                                                                       Number of
     Underwriters                                                        Shares
     ------------                                                      ---------
     Lehman Brothers International (Europe) .....................
     Donaldson, Lufkin & Jenrette Securities Corporation.........


        Total....................................................      1,200,000
                                                                       =========

                                                                       EXHIBIT A


                                                                          , 1996
                                                    ----------------------

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION as Lead Managers of the Several International Managers named in Schedule I to the International Underwriting Agreement referred to below
c/o Lehman Brothers International (Europe)
One Broadgate
London EC2M 7HA
England

          Re:  Primus Telecommunications Group, Incorporated
               ---------------------------------------------

Ladies and Gentlemen:

          We have acted as special counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), in connection with the execution and delivery by the Company of the Underwriting Agreement dated _____________, 1996 (the "Underwriting Agreement") by and among the Company and you, as representatives (the "Representatives") of the several U.S. Underwriters listed on Schedule I attached thereto (the "U.S. Underwriters"), the International Underwriting Agreement dated _____________, 1996 (the "International Underwriting Agreement," and together with the U.S. Underwriting Agreement, the "Agreements") by and among the Company and you, as Lead Managers (the "Lead Managers") of the several International Managers listed on Schedule I thereto (the "International Managers") and the filing by the Company with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of the Company's registration statement on Form S-1 (No. 333-10875), as amended to date, relating to 6,000,000 shares (the "Firm Shares') of the Company's common stock, $.01 par value per share (the "Common Stock"), and an additional 900,000 shares of Common Stock which may be purchased by the Underwriters and the International Managers solely to cover over-allotments (the "Option Shares"). This opinion is delivered to you pursuant to Section 7(d) of the Agreements.

Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Agreements.

          In connection with this opinion, we have examined the Agreements, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of the Company, Primus Telecommunications, Inc. and Axicorp Pty., Ltd. (each a "Subsidiary" and collectively, the "Subsidiaries") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of certificates of officers of the Company and the Subsidiaries, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of the Company contained in the Agreements and in such certificates of officers of the Company and the Subsidiaries, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Agreements by the parties thereto other than the Company,
(ii) the genuineness of the signatures of, and the authority of, persons signing the Agreements on behalf of all parties other than the Company, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of the State of New York, the General Business Corporation Law of the State of Delaware and the federal laws of the United States, without regard to conflict or choice of law principles; provided, however, this opinion does not address federal,
                   --------  -------
state, or local statutes, laws, rules, regulations, or orders of any governmental authority relating to governmental regulation of telecommunications companies. In connection with the opinions set forth in paragraph (1) below, we have relied exclusively upon a copy of the Company's and each Subsidiary's charter, as certified by the Secretary of State of their respective jurisdictions of incorporation, and certificates of good standing issued by various Secretaries of State, copies of which are attached to this opinion.

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

          (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

          (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Firm Shares being delivered on the date hereof) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

          (iv) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (v) To our knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (vi) The Registration Statement was declared effective under the Securities Act as of ____ p.m. on __________________ ____, 1996, the Prospectus was filed with the Commission pursuant to subparagraph ____ of Rule 424(b) of the Rules and Regulations on _____________ ___, 1996 and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

          (vii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

          (viii) The statements contained in the Registration Statement and Prospectus under the captions "Certain Transactions," "Management - Employment Agreements - Option Plans," etc., "Shares Eligible for Future Sale," [other Sections], insofar as they describe statutes, regulations, legal or governmental proceedings, contracts or other documents referred to therein are accurate and fairly summarize the information called for with respect to such documents and matters and, insofar as such statements constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects;

          (ix) To the best of our knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement;

          (x) Each of the Agreements has been duly authorized, executed and delivered by the Company;

          (xi) The issue and sale of the Firm Shares being delivered on the date hereof by the Company and the compliance by the Company with all of the provisions of each of the Agreements will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Firm Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Firm Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

          (xii) To our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been duly waived) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act; and

          (xiii) There are no restrictions (legal, contractual or otherwise) on the ability of the Company and its subsidiaries to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

          The opinions expressed above are subject to the following additional qualification:

          (a) We have assumed that the parties to the Agreements, other than the Company, have complied and will continue to comply with all requirements of good faith, fair dealing and conscionability.

          In addition, we hereby advise you that we have participated in conferences with officers and other representatives of the Company, the Representatives and Lead Managers, U.S. Underwriters' and International Managers' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although we have not undertaken to determine independently, and we do not assume any responsibility for, the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, based upon those conferences and reviews and upon our participation in the preparation of the Registration Statement and Prospectus, no facts have come to our attention which cause us to believe that, (i) at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules and the statements contained under "Business - Government Regulation" and "Risk Factors - Potential Adverse Effect of Regulation," as to which this statement does not apply) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) as of the date hereof, or the date of the Prospectus, the Prospectus and any amendment or supplement thereto (except as aforesaid), contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          This opinion is rendered only to the addressees set forth above and is solely for the benefit of such addressees and may not be quoted to or relied upon by any other person or entity without the express written consent of a partner of this firm. In addition, Shearman & Sterling may rely upon this opinion in connection with the delivery of its opinion to the addressees in connection with the Agreement.

                                      Very truly yours,

                                      PEPPER, HAMILTON & SCHEETZ


                                      By
                                        ----------------------------------------
                                        A Partner

                                                                       EXHIBIT B


LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION as Lead Managers of the Several International Managers named in Schedule I to the International Underwriting Agreement referred to below
c/o Lehman Brothers International (Europe)
One Broadgate
London EC2M 7HA
England

                                                               October ___, 1996

Ladies and Gentlemen:

          We have acted as special United States telecommunications counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company"), in connection with the execution and delivery by the Company of the Underwriting Agreement dated _____________, 1996 (the "Underwriting Agreement") by and among the Company and you, as representatives (the "Representatives") of the several U.S. Underwriters listed on Schedule I attached thereto (the "U.S. Underwriters"), the International Underwriting Agreement dated _____________, 1996 (the "International Underwriting Agreement," and together with the U.S. Underwriting Agreement, the "Agreements") by and among the Company and you, as Lead Managers (the "Lead Managers") of the several International Managers listed on Schedule I thereto (the "International Managers") and the filing by the Company with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of the Company's registration statement on Form S-1 (No. 333-10875), as amended to date, relating to 6,000,000 shares (the "Firm Shares') of the Company's common stock, $.01 par value per share (the "Common Stock"), and an additional 900,000 shares of Common Stock which may be purchased by the Underwriters and the International Managers solely to cover over-allotments (the "Option Shares"). This opinion is delivered to you pursuant to Section 7(e) of the Agreements. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Agreements.

          In connection with this opinion, we have examined the Agreements, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of the Company [and Primus Telecommunications, Inc.] (a "Subsidiary") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of certificates of officers of the Company and the Subsidiaries, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of the Company contained in the Agreements and in such certificates of officers of the Company and the Subsidiaries, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Agreements by the parties thereto other than the Company,
(ii) the genuineness of the signatures of, and the authority of, persons signing the Agreements on behalf of all parties other than the Company, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

          (i) (A) The execution and delivery of the Underwriting Agreement by the Company and the issue and sale of the shares contemplated thereby do not violate (1) the Federal Communications Act of 1934, as amended (the "Communications Act"), (2) any rules or regulations of the Federal Communications Commission ("FCC") applicable to the Company, (3) any state telecommunications law, rules or regulations ("State Law") applicable to the Company, and (4) to the best of such counsel's knowledge, any decree from any court, and (B) no authorization of or filing with the FCC or any state authority overseeing telecommunications matters ("State Authority"), is necessary for the execution and delivery of the Underwriting Agreement by the Company and the issue and sale of the shares contemplated thereby in accordance with the terms thereof;

          (ii) The Company and certain of its subsidiaries (named on Schedule A hereto) are nondominant carriers authorized by the FCC to provide interstate interexchangeable telecommunications services. The Company and certain of its subsidiaries (named on Schedule B hereto) have been granted Section 214 authority by the FCC to provide international message telecommunications services through the resale of international switched voice and private line services and each of the Company and such subsidiaries has on file with the FCC tariffs applicable to its domestic interstate and international services. No further FCC authority is required by the Company or any such subsidiaries to conduct its business as described in the Prospectus;

          (iii) The Company and certain of its subsidiaries (named on Schedule C hereto) are certified and/or registered to resell intrastate interexchange telecommunications services in, and are not required to be certified to resell intrastate interexchange telecommunications services in, the respective states listed on Schedule D hereto. Each of the Company and such subsidiaries has a tariff on file in each of the states. No further authority is required from any of the State Authorities by the Company to conduct its business as described in the Prospectus;

          (iv) (A) Each of the Company and its subsidiaries (1) has made all reports and filings, and paid all fees, required by the FCC and the State Authorities; and (2) has all certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all filings and registrations, with the FCC and the State Authorities necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus; and (B) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

          (v) To the best of our knowledge after due inquiry, none of the Company or any of its subsidiaries is in violation of, or in default under the Communications Act, the telecommunications rules or regulations of the FCC or State Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole;

          (vi) To the best of our knowledge after due inquiry (A) no decree or order of the FCC or any State Authority has been issued against the Company or any of its subsidiaries and (B) no litigation, proceeding, inquiry or investigation has been commenced or threatened, and no notice of violation or order to show cause has been issued, against the Company or any of its subsidiaries before or by the FCC or any State Authority. To the best of such counsel's knowledge after due inquiry, there are no rulemakings or other administrative proceedings pending before the FCC or any State Authority which
(A) are generally applicable to telecommunications services or the resale thereof and (B) which, if decided adversely to the Company's interest, would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

          (vii) The statements in the Prospectus under the captions "Risk Factors - Potential Adverse Effects of Regulation - United States" and "Business
- Government Regulation - United States," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein.


                                            Very Truly Yours,


                                            Swidler & Berlin, Chartered

                                                                       EXHIBIT C

                                                                          , 1996
                                                    ----------------------

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION as Lead Managers of the Several International Managers named in Schedule I to the International Underwriting Agreement referred to below
c/o Lehman Brothers International (Europe)
One Broadgate
London EC2M 7HA
England
Ladies and Gentlemen:

RE:  PRIMUS TELECOMMUNICATIONS, INC. ("PRIMUS") - OPINION LETTER
----------------------------------------------------------------

          We have acted as special counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation ("Primus"), in connection with the execution and delivery by Primus of the Underwriting Agreement dated _____________, 1996 (the "Underwriting Agreement") by and among Primus and you, as representatives (the "Representatives") of the several U.S. Underwriters listed on Schedule I attached thereto (the "U.S. Underwriters"), the International Underwriting Agreement dated _____________, 1996 (the "International Underwriting Agreement," and together with the U.S. Underwriting Agreement, the "Agreements") by and among Primus and you, as Lead Managers (the "Lead Managers") of the several International Managers listed on Schedule I thereto (the "International Managers") and the filing by Primus with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of Primus' registration statement on Form S-1 (No. 333-10875), as amended to date, relating to 6,000,000 shares (the "Firm Shares') of Primus' common stock, $.01 par value per share (the "Common Stock"), and an additional 900,000 shares of Common Stock which may be purchased by the Underwriters and the International Managers solely to cover over-allotments (the "Option Shares"). This opinion is delivered to you pursuant to
Section 7(f) of the Agreements. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Agreements.

          In connection with this opinion, we have examined the Agreement, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of Primus and Primus Telecommunications, Limited. (the "Company") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of certificates of officers of Primus and the Company, as we have deemed necessary to enable us to render this opinion.
As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of Primus contained in the Agreements and in such certificates of officers of Primus and the Company, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Agreements by the parties thereto other than Primus, (ii) the genuineness of the signatures of, and the authority of, persons signing the Agreements on behalf of all parties other than Primus, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of the United Kingdom.

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

1    (a)  the Company has all necessary licenses, designations and specifications from the Secretary of State for Trade and Industry ("permissions") to conduct its business in the United Kingdom in the manner described in the Prospectus;

     (b) neither the Company nor the Subsidiary has received any notice of proceedings relating to revocation or modification of any permissions save for the designation and specification attached herewith and the notice of intention also attached herewith;

     (c) neither the Company nor the Subsidiary is in violation of, or in default under, English law, regulation, order, or judgment applicable to either of them; and

     (d) there are no restrictions contained in any permission on the ability of the Company to declare and pay any dividends or make any payment or transfer any property or assets to its shareholders.

2 Insofar as the following statements in the Prospectus related to the UK, namely those under the captions "Risk Factors - Potential Adverse Effects of Regulation"; "Business -Government Regulation - United Kingdom" and "- Competition" and insofar as they constitute summaries of the legal matters, documents or proceedings referred to therein, they are accurate in all material respects and fairly summarize all matters referred to therein.

3 The Subsidiary is a limited liability company incorporated under the laws of England and Wales. To the extent that the Subsidiary owns any assets of significance these are all located outside the United States. The Subsidiary has three directors, two of whom are located in the United States.


Yours faithfully,


Rakisons Solicitors

                                                                       EXHIBIT D


__ October 1996

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION as Lead Managers of the Several International Managers named in Schedule I to the International Underwriting Agreement referred to below
c/o Lehman Brothers International (Europe)
One Broadgate
London EC2M 7HA
England

Ladies and Gentlemen:

     We have acted as special counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation ("Primus"), in connection with the execution and delivery by Primus of the Underwriting Agreement dated _____________, 1996 (the "Underwriting Agreement") by and among Primus and you, as representatives (the "Representatives") of the several U.S. Underwriters listed on Schedule I attached thereto (the "U.S. Underwriters"), the International Underwriting Agreement dated _____________, 1996 (the "International Underwriting Agreement," and together with the U.S. Underwriting Agreement, the "Agreements") by and among Primus and you, as Lead Managers (the "Lead Managers") of the several International Managers listed on Schedule I thereto (the "International Managers") and the filing by Primus with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of Primus' registration statement on Form S-1 (No. 333-10875), as amended to date, relating to 6,000,000 shares (the "Firm Shares") of Primus' common stock, $.01 par value per share (the "Common Stock"), and an additional 900,000 shares of Common Stock which may be purchased by the Underwriters and the International Managers solely to cover over-allotments (the "Option Shares"). This opinion is delivered to you pursuant to
Section 7(g) of the Agreements. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Agreements.

          In connection with this opinion, we have examined the Agreements, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of Primus Telecommunications Pty. Ltd. ("Primus Australia") and Axicorp Pty., Ltd. ("Axicorp") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of certificates of officers of Primus, Primus Australia and Axicorp, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of Primus contained in the Agreements and in such certificates of officers of Primus, Primus Australia and Axicorp, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Agreements by the parties thereto other than Primus, (ii) the genuineness of the signatures of, and the authority of, persons signing the Agreements on behalf of all parties other than Primus, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of the Commonwealth of Australia ("Australia").

References to:
1. "$" in this report are to Australian dollars, except where specified as US$.

2. the "Prospectus" are to a prospectus of the Company dated October __, 1996, a copy of which is attached to this letter.

We have inspected:
(a) the company statutory records of Axicorp Pty., Ltd. ("Axicorp"), undertaken a full historical company search with the Australian Securities Commission and inspected a certified copy of a Share Acquisition Deed dated 1 March 1996 between Primus Telecommunications International, Incorporated ("Primus International") as purchaser and certain parties as vendors in relation to all the shares in Axicorp.
(b) the company statutory records of Primus Telecommunications Pty. Ltd. ("Primus Australia") and undertaken a full historical company search with the Australian Securities Commission.

We have also interviewed Mr. Ravi Bhatia, the Chief Operating Officer of Axicorp Pty., Ltd. and obtain, a certificate from him, a copy of which is attached.

Based upon our investigations and interview and (in relation to paragraphs 3, 5 and 8.3) our opinion of the laws of Australia, we are able to say:

1.   AXICORP PTY., LTD. ACN 061 754 943

1.1 Axicorp has an authorized share capital of $10,000,000 divided into 10,000,000 shares of $1.00 and has an issued share capital of $590,000, comprising 590,000 fully paid ordinary shares of $1.00 each.

     Primus International is the registered beneficial owner of    shares (   %)
     in Axicorp and has options to purchase the balance of the shares in Axicorp.

     Axicorp is a subsidiary of the Company.

     432,667 of the shares held by Primus International are mortgaged as follows:
     * 354,000 shares are mortgaged to Fujitsu Australia Ltd. as security for the performance by Primus International of obligations in relation to the payment of the balance of purchase price due to Fujitsu for those shares;
     * 78,667 shares are mortgaged to the other vendors to Primus International as security for the performance by Primus International of obligations in relation to the put options held by those vendors over the balance of the shares in Axicorp not owned by Primus International.

1.2 We are instructed that Axicorp conducts the business of providing local, domestic and international long distance, mobile, voice, data, facsimile, enhanced facsimile, calling card, debit card and prepaid card, and ISDN carriage telecommunications services to business and residential customers through direct sales force, dealerships, agents, resellers, associations, affinity groups, direct marketing and others and providing voicemail equipment to carriers, in Australia and that Axicorp only does business in Australia.

2.   PRIMUS TELECOMMUNICATIONS PTY. LTD. ACN 071 191 396
2.1 Primus Australia has an authorized share capital of $1,000,000 divided into 1,000,000 shares classified as follows:
     909,998 Ordinary shares of $1.00 each
     10,000 "A" class shares of $1.00 each
     10,000 "B" class shares of $1.75 each
     10,000 "C" class shares of $1.50 each
     10,000 "D" class shares of $1.25 each
     10,000 "E" class shares of $1.00 each
     10,000 "F" class shares of $0.75 each
     10,000 "G" class shares of $0.50 each
     10,000 "H" class shares of $0.25 each
     10,000 "I" class redeemable preference shares of $1.00 each

          2 Subscriber shares of $1.00 each

     Primus Australia has an issued share capital of $1,001, comprising 1,001 shares of $1.00 each, made up of 999 fully paid ordinary shares and 2 fully paid Subscriber shares.

     The Company is the registered beneficial owner of all the shares in Primus Australia. Primus Australia is a wholly-owned subsidiary of the Company.

2.2 We are instructed that Primus Australia conducts the business of [..] and that Primus Australia only does business in Australia.

3.   INCORPORATION, STANDING AND POWER & AUTHORITY
3.1  Each of Axicorp and Primus Australia:
     (a)  has been duly incorporated; and
     (b) is validly existing as a corporation in good standing under the laws of, in the case of Axicorp, Victoria and, in the case of Primus Australia, New South Wales; and
     (c) has all necessary power and authority to own or hold its properties and conduct the business in which it is engaged in Australia.


4.   AUTHORISATIONS TO CONDUCT BUSINESS & COMPLIANCE WITH LAWS
     Each of Axicorp and Primus Australia:
     (a) has all necessary certificates, orders, permits, licenses, authorisations, consents and approvals of and from, and has made all declarations and filings with, all Australian governmental authorities, all self-regulatory organizations and all courts and tribunals to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus;
     (b) has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorisations, consents or approvals;
     (c) is not in violation of, or in default under, any federal, state or local law, regulation, rule, decree, order or judgement applicable to it, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

5.   REGULATORY ENVIRONMENT
     The statements in the Prospectus under the captions:
     *    "Risk Factors - Governmental Regulation; Regulatory Uncertainty" and
     *    "Business - Government Regulation"
     in each case insofar as such statements constitute summaries of the Australian legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein.

6.   RESTRICTIONS ON REPATRIATION OF FUNDS
     There are no restrictions (legal, contractual or otherwise) on the ability of Axicorp or Primus Australia to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

7.   LITIGATION
     Each of Axicorp and Primus Australia is not aware of any actual or pending legal proceeding in which it is a party or which is threatened against it that would be likely, if successful, to have a material adverse effect on the Company's business, financial condition or results of operations.



                                         Very Truly Yours,


                                         Rawlings & Company Solicitors

                                                                       EXHIBIT E



                                                                October __, 1996

LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION as Lead Managers of the Several International Managers named in Schedule I to the International Underwriting Agreement referred to below
c/o Lehman Brothers International (Europe)
One Broadgate
London EC2M 7HA
England

Ladies and Gentlemen:

          We have acted as special Mexican counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation ("Primus"), in connection with the execution and delivery by Primus of the Underwriting Agreement dated _____________, 1996 (the "Underwriting Agreement") by and among Primus and you, as representatives (the "Representatives") of the several U.S. Underwriters listed on Schedule I attached thereto (the "U.S. Underwriters"), the International Underwriting Agreement dated _____________, 1996 (the "International Underwriting Agreement," and together with the U.S. Underwriting Agreement, the "Agreements") by and among Primus and you, as Lead Managers (the "Lead Managers") of the several International Managers listed on Schedule I thereto (the "International Managers") and the filing by Primus with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of Primus' registration statement on Form S-1 (No. 333-10875), as amended to date, relating to 6,000,000 shares (the "Firm Shares') of Primus' common stock, $.01 par value per share (the "Common Stock"), and an additional 900,000 shares of Common Stock which may be purchased by the Underwriters and the International Managers solely to cover over-allotments (the "Option Shares"). This opinion is delivered to you pursuant to
Section 7(h) of the Agreements. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Agreements.

          In connection with this opinion, we have examined the Agreements, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of Primus and Primus Telecomunicationes de Mexico S.A. de C.V. ("Primus Mexico") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of Primus and Primus Mexico, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of Primus contained in the Agreements and in such certificates of officers of Primus and Primus Mexico, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Agreements by the parties thereto other than Primus, (ii) the genuineness of the signatures of, and the authority of, persons signing the Agreements on behalf of all parties other than Primus, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of Mexico.

          Based upon the foregoing assumptions, and subject to the qualifications set forth below, we are of the opinion that:

(a) Primus Mexico has been duly incorporated and is validly existing as a corporation in good standing under the laws of the United Mexican States ("Mexico"), is duly qualified to do business and is in good standing as a foreign corporation in Mexico where its ownership or lease of property or the conduct of its businesses, as now conducted, requires such qualification and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged;

(b) Primus Mexico has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Mexican governmental authorities, all self-regulatory organizations and all courts and tribunals to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, and Primus Mexico has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor to the best of our knowledge is Primus Mexico in violation of, or in default under, any federal, state, local, foreign, supranational, national or regional law, regulation, rule decree, order or judgment applicable to Primus Mexico the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or on the earnings, business or operations of Primus Telecommunications, Inc. and its subsidiaries, taken as a whole, except as described in the Prospectus;

(c) The statements in the Prospectus under the captions "Risk Factors-- Potential Adverse Effects of Regulation--Other Jurisdictions; and "Business--Government Regulation--Mexico", in each case insofar as such statements constitute summaries of the Mexican legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein; and

(d) There are no restrictions (legal, contractual or otherwise) on the ability of Primus Mexico to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of Primus Telecommunications, Inc. and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

                              Very truly yours,

                              GALLASTEGUI Y LOZANO, S.C.

                                                                       EXHIBIT F


                                                                October __, 1996



LEHMAN BROTHERS INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
 as Representatives of the Several Underwriters
 named in Schedule I to the Underwriting Agreement
 referred to below
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION as Lead Managers of the Several International Managers named in Schedule I to the International Underwriting Agreement referred to below
c/o Lehman Brothers International (Europe)
One Broadgate
London EC2M 7HA
England


Axicorp Pty., Ltd. - Share Acquisition Deed

Ladies and Gentlemen:

          We have acted as special Australian counsel to Primus Telecommunications Group, Incorporated, a Delaware corporation ("Primus"), in connection with the execution and delivery by Primus of the Underwriting Agreement dated _____________, 1996 (the "Underwriting Agreement") by and among Primus and you, as representatives (the "Representatives") of the several U.S. Underwriters listed on Schedule I attached thereto (the "U.S. Underwriters"), the International Underwriting Agreement dated _____________, 1996 (the "International Underwriting Agreement," and together with the U.S. Underwriting Agreement, the "Agreements") by and among Primus and you, as Lead Managers (the "Lead Managers") of the several International Managers listed on Schedule I thereto (the "International Managers") and the filing by Primus with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), of Primus' registration statement on Form S-1 (No. 333-10875), as amended to date, relating to 6,000,000 shares (the "Firm Shares") of Primus' common stock, $.01 par value per share (the "Common Stock"), and an additional 900,000 shares of

Common Stock which may be purchased by the Underwriters and the International Managers solely to cover over-allotments (the "Option Shares"). This opinion is delivered to you pursuant to Section 7(i) of the Agreements. Capitalized terms used herein but not otherwise defined have the meanings ascribed to them in the Agreements.

          In connection with this opinion, we have examined the Agreements, the Registration Statement and originals, or copies reproduced or certified to our satisfaction, of such corporate records of Primus and Axicorp Pty., Ltd. ("Axicorp") as we have deemed necessary to form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials, and of certificates of officers of Primus and Axicorp, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of Primus contained in the Agreements and in such certificates of officers of Primus and Axicorp, and of certificates of public officials.

          We have assumed (i) the due execution and delivery, pursuant to due authorization, of the Agreements by the parties thereto other than Primus, (ii) the genuineness of the signatures of, and the authority of, persons signing the Agreements on behalf of all parties other than Primus, (iii) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals, and (iv) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

          This opinion is limited solely to matters governed by the laws of the Commonwealth of Australia ("Australia") and Victoria.

We acted for Primus Telecommunications International, Inc. ("Primus") in connection with the Share Acquisition Deed, dated 1 March 1996, between Primus, the Original Vendors, Fujitsu and the Principals (the "Share Acquisition Deed").

Definitions in the Share Acquisition Deed apply in this opinion with the exception that:

(a)  "Documents" means the following:

          (i)  the Share Acquisition Deed; and

          (ii) the Share Mortgages given by Primus to Fujitsu and the Original Vendors dated 1 March 1996.

          and "Document" means any of the Documents.

(b)  "Relevant Jurisdictions" means Australia or Victoria.

1.   Documents

          We have examined and rely on the Documents.

2.   Assumptions

     For the purpose of giving this opinion we have assumed the following:

     (a) the authenticity of all seals and signatures and of any duty stamp or marking;

     (b) the completeness, and the conformity to original instruments, of all copies submitted to or held by us, and that any document (other than a Document) submitted to us continues in full force and effect;

     (c) each power of attorney under which a Document is executed has not been revoked or was in full force at all times during which the power was exercised;

     (d) no party is, or will be, engaging in misleading or unconscionable conduct or seeking to conduct any relevant transaction or any associated activity in a manner or for a purpose not evident on the face of the Documents which might render the Documents or any relevant transaction or associated activity illegal, void or voidable;

     (e) insofar as any obligation under any Document is to be performed in any jurisdiction other than a Relevant Jurisdiction, its performance will not be illegal or unenforceable under the law of that jurisdiction; and

     (f) that all Documents have been duly stamped.

     No assumption specified above is limited by reference to any other assumption.
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                                      F-4

3.   Qualifications

     Our opinion is subject to the following qualifications.

     (a) We express no opinion as to any laws other than the laws of each Relevant Jurisdiction as in force at the date of this opinion.

     (b) Our opinion that an obligation or document is enforceable means that the obligation or document is of a type and form which courts in the Relevant Jurisdictions enforce. It does not mean that the obligation or document can necessarily be enforced in accordance with its terms in all circumstances. In particular:

          (i) equitable remedies, such as injunction and specific performance, are discretionary;

          (ii) the enforceability of an obligation, document or security interest may be affected by statutes of limitation, by estoppel and similar principles, by laws concerning insolvency, bankruptcy, liquidation, enforcement of security interests or reorganization, or by other laws generally affecting creditors' rights or duties;

          (iii) particular claims may become subject to defences of set-off, abatement or counterclaim; and

     (c) We have relied on the assumptions specified in section 164 of the Corporations Law and note that you may do so unless:

          (i) you have actual knowledge that the matter that you would otherwise be entitled to assume to be correct is not correct; or

          (ii) your connection or relationship with Primus is such that you ought to know that the matter that you would otherwise be entitled to assume to be correct is not correct.

     (d) Any provision that certain calculations, determinations or certificates will be conclusive and binding will not apply if those calculations, determinations or certificates are fraudulent or manifestly inaccurate.

     (e) Any clause providing for the severability of any provision of a Document may not be enforceable in accordance with its terms, as a court may reserve to itself a discretion as to whether any provision is severable.

     (f) The obligation of a party under any Document to pay interest on overdue amounts at a rate higher than the rate applying before the amount fell due may be held to constitute a penalty and be unenforceable.

     (g) We express no opinion on any provision in any Document requiring written amendments and waivers insofar as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon or granted between or by the parties.

     (h) A court may not give effect to an indemnity for legal costs incurred by an unsuccessful litigant and may only give limited effect to an indemnity for legal costs incurred by a successful litigant.

     (i) To the extent that a provision of a Document may require a corporation to procure another corporation to do or refrain from doing any act, matter or thing, if it would be a breach of the duties of the directors of the second-mentioned corporation to procure that corporation to do or refrain from doing that act, matter or thing, or if it would be illegal or impossible for that corporation to do or refrain from doing that act, matter or thing, such provision may not be enforceable.

     (j) Where a party to or a person entitled to the benefit of a Document is vested with a discretion or may determine a matter in its opinion, the laws of a Relevant Jurisdiction may require that the discretion be exercised reasonably or that the party or person base its opinion on reasonable grounds.

     (k) We express no opinion as to the effectiveness of any provision in a Document that purports to waive a statutory right or to involve an agreement not to sue or an arrangement to negotiate or to agree.

     (l) We express no opinion on the enforceability of any obligation to act in good faith.

4.   Opinion

     Based on the assumptions and subject to the qualifications set out above, we are of the opinion that each of the Documents constitutes a legal, valid and binding obligation of each of Primus and each of the Original Vendors enforceable in accordance with its respective terms in competent courts of the Relevant Jurisdictions.
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                                      F-6

This opinion is addressed to you for your sole benefit. It is not to be relied upon by any other person or for any other purpose nor is it to be quoted or referred to in any public document or filed with any governmental agency or other person without our written consent.


Yours faithfully,


Blake Dawson Waldron